SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2004

Global Crossing Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16201	98-0407042
(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street Hamilton, Bermuda	HM12
(Address of Principal Executive Offices)	(Zip Code)

(441) 296-8600

(Registrant’s Telephone Number, Including Area Code)

Item	9. Regulation FD Disclosure

Global Crossing Limited has retained Citigroup Global Markets Inc. as its financial advisor to assist it in exploring strategic alternatives regarding its Global Marine Systems Limited installation and maintenance services business, including the potential sale of such business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2004

GLOBAL CROSSING LIMITED

By:	/S/ DANIEL O’BRIEN

Name:	Daniel O’Brien
Title:	Executive Vice President and Chief Financial Officer